UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2023

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39946	30-0943453
(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Rd. Building 3 Billerica, MA	01862
(Address of principal executive offices)	(Zip Code)

(617) 896-5243

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	AGFY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2023 (the “Effective Date”), Stuart Wilcox, the Chief Operating Officer of Agrify Corporation (the “Company”), notified the Company that he will resign as Chief Operating Officer of the Company effective as of the Effective Date.

On May 23, 2023, the Company entered into a Separation Agreement with Mr. Wilcox (the “Separation Agreement”).

The Separation Agreement  provides that, among other things, if Mr. Wilcox does not revoke his acceptance of the Separation Agreement  within the applicable revocation period, (a) Mr. Wilcox will receive reimbursement for COBRA premiums for medical, dental and vision benefits for a period of six months, and (b) all of Mr. Wilcox’s restricted stock units shall continue to vest in accordance with their original vesting terms, notwithstanding his resignation. The Separation Agreement  also contains a general release in favor of the Company.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the Separation Agreement , and is subject to and qualified in its entirety by reference to the complete text of the Separation Agreement , a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On May 25, 2023, the Company issued a press release announcing executive leadership changes, including the promotion of David Kessler to Executive Vice President, Chief Science Officer and General Manager – Cultivation Division, Brian Towns to Executive Vice President and General Manager – Extraction Division, and Sheryl Elliott to Senior Vice President of Human Resources, in each case effective as of June 1, 2023, and the resignation of Mr. Wilcox. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

Exhibit No.	Description

10.1	Separation Agreement, dated May 23, 2023, between Agrify Corporation and Stuart Wilcox

99.1*	Press Release of Agrify Corporation dated May 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGRIFY CORPORATION

By:	/s/ Raymond Nobu Chang
Raymond Nobu Chang
Chief Executive Officer

Date: May 25, 2023

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